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                         GREENWICH STREET SERIES FUND
                               on behalf of the
              Diversified Strategic Income Portfolio (the "fund")

                        Supplement dated July 12, 2002
                      to Prospectus dated April 30, 2002

   The following information replaces the portfolio management information set forth under the section "Portfolio Managers" under "Investments, Risks and Performance."

   Roger Lavan, Peter J. Wilby, Beth A. Semmel and Simon R. Hildreth are responsible for the day-to-day management of the fund's portfolio. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager. Mr. Hildreth is an investment officer of the manager and a managing director of the fund's subadviser Smith Barney Global Capital Management, Inc., an affiliate of the manager.